                       SEMIANNUAL REPORT / JANUARY 31 2000

                         AIM MID CAP OPPORTUNITIES FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]

                     -------------------------------------

                THE ARTIST'S GARDEN AT VETHEUIL BY CLAUDE MONET

        A BEAUTIFUL GARDEN, SUCH AS THE ONE DEPICTED IN MONET'S CLASSIC

         PAINTING, IS USUALLY A PLEASING COMBINATION OF MANY DIFFERENT

           FLOWERING PLANTS. SIMILARLY, IN AIM MID CAP OPPORTUNITIES

          FUND, WE SEEK TO OWN THE STOCKS OF A BROAD CROSS-SECTION OF

          RAPIDLY GROWING MID-SIZED COMPANIES IN AN EFFORT TO PRODUCE

                            ATTRACTIVE TOTAL RETURN.

                     -------------------------------------



AIM Mid Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of the stocks of medium-sized companies which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Opportunities Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions. Had expenses not been waived in the past, returns for the fund would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 12/31/99, the most recent calendar quarter end, were as follows. Class A shares, one year, 113.19%; inception (12/30/98), 112.75%. Class B shares, inception (11/12/99), 9.44%. Class C shares, inception (11/12/99), 13.39%.
o Because the fund's Class B and Class C shares have been in existence for less than a year (since 11/12/99), total return provided is cumulative total return that has not yet been annualized.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's returns is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base and, prior to 11/12/99, its limited distribution. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o After the reporting period ended, AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. Existing shareholders may continue to make purchases into their account.
o Upon favorable shareholder approval, the fund's base management fee was increased to 1.50% on January 1, 2000. Effective January 1, 2000, this fee is subject to a maximum 1.00% performance adjustment upward or downward. As a result, beginning January 1, 2001, the fund could pay a management fee that ranges from 0.50% to 2.50% of average daily net assets based on its performance.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Standard & Poor's 400 MidCap Index (the S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.
o The unmanaged Russell MidCap Growth Index measures the performance of those Russell mid-capitalization companies with higher price-to-book ratios and higher forecasted growth values.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM MID CAP OPPORTUNITIES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    During 1999 and very early this year, well-known indicators
    [PHOTO OF       of large-company stocks such as the Dow Jones Industrial
    Charles T.      Average and the S&P 500 began to seem unstoppable. Yet
      Bauer,        toward the close of the six-month period covered by this
   Chairman of      report, both came to an abrupt halt. The Dow had reached an
   the Board of     all-time high of 11,723 in mid-January; by January 31, it
     THE FUND       had declined to 10,940. Similarly, the S&P 500 reached its
  APPEARS HERE]     all-time high of 1,469 at the end of 1999; one month later that index stood at 1,394.
                        However, some sectors of the stock market, particularly
                    technology, remained favorites. The tech-dominated NASDAQ
                    Composite Index continued to rise, reaching 3,940 on January
                    31, up 49.52% in six months and headed toward new highs after the close of the reporting period. The ascent of this sector had many worried, however, as market valuations of some tech companies soared to untested heights. While a number of observers anticipated a change in market sentiment, no one can predict when that might occur.
    We think this divergent market is a good environment for the long-short strategy pursued by your fund. The strategy, which is explained in further detail in the pages that follow, attempts to take advantage of downturns in segments of the market as well as rallies.

LOOKING AHEAD
As we look about at the close of this reporting period, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the U.S. economic expansion, which is now the longest on record; and we welcome the Federal Reserve's vigilant stance on inflation. However, we know how quickly the fortunes of the market or of a market segment can change. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how shifting market conditions affect you and your portfolio--and help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the six months ended January 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                      -------------------------------------

                                 WE THINK THIS

                             DIVERGENT MARKET IS A

                              GOOD ENVIRONMENT FOR

                            THE LONG-SHORT STRATEGY

                             PURSUED BY YOUR FUND.

                      -------------------------------------


                         AIM MID CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



FUND BENEFITS FROM STRONG TECH-STOCK RALLY

MID-CAP STOCKS RECORDED RESPECTABLE GAINS DURING THE REPORTING PERIOD. HOW DID AIM MID CAP OPPORTUNITIES FUND PERFORM?
The fund's performance was excellent. Excluding sales charges, total returns were 42.37% for Class A shares for the six months ended January 31, 2000. The fund significantly outperformed the Russell MidCap Index and the S&P 400 MidCap Index, which posted gains of 6.53% and 6.59%, respectively.
    Class B and Class C shares, which began sales on November 12, 1999, both posted cumulative total returns of 13.94%. During the six-month reporting period, the fund's total net assets increased from $4.8 million to $237.3 million.

HOW DID THE STOCK MARKET FARE DURING THE REPORTING PERIOD?
Several stock indexes, including the Dow, soared to new heights during the reporting period, but this record-setting performance masked a relatively narrow market. The best-performing stocks were those with the most perceived growth potential: technology, telecommunications and broadcasting. Computers, e-commerce and the Internet are changing the way the world communicates and conducts business, and investors sought to capitalize on this revolution.
    Stock markets were volatile as investors were concerned about rising interest rates. During the reporting period, the Federal Reserve Board (the Fed) raised the key federal funds rate from 5% to 5.50%. In December, a Fed decision to leave rates unchanged sparked a market rally. Markets dipped in late January amid heightened concerns that the Fed would again tighten monetary policy.
    Large-, mid- and small-cap stock indexes all posted respectable gains for the period. Value stocks underperformed as investors favored growth stocks by a wide margin.

WHAT WAS BEHIND THE IMPROVED PERFORMANCE OF MID-CAP STOCKS?
The underperformance of mid-cap stocks in recent years left them favorably priced relative to large-cap stocks, making mid-cap issues more attractive to investors. Additionally, mid-cap companies are experiencing more dramatic earnings growth than large firms. Unlike many large, multinational corporations, mid-cap companies tend to conduct most of their business in the United States, where economic growth has been robust. Consequently, the profits of mid-cap firms are usually less affected by economic downturns abroad.

WHAT WAS BEHIND THE FUND'S
SOLID PERFORMANCE?
The fund's heavy weighting in technology stocks allowed it to take advantage of the strong rally in that sector. At the end of the reporting period, technology stocks made up 47% of the fund's holdings. Over the period, we reduced the consumer-cyclical weighting from 19% to about 9% of the portfolio.
    Please keep in mind that our sector weightings were the result of our stock-selection process, which is based on company earnings and not macro-economic predictions. We believe that earnings drive stock prices. We are finding more companies with excellent growth prospects in the technology sector.
    The fund participates in the initial public offering (IPO) market, and a portion of the fund's returns is attributable to its investment in IPOs, which had a magnified impact due to the fund's relatively small asset base and, prior to November 11, 1999, its limited distribution. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

CUMULATIVE TOTAL RETURNS

For the six months ended 1/31/00, excluding sales charges

BAR CHART
================================================================================

Class A shares            42.37%

S&P 400 MidCap Index       6.59%

Russell MidCap Index       6.53%

                MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-

                   TERM PERFORMANCE. RESULTS OF AN INVESTMENT

                  MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE

                         HISTORICAL PERFORMANCE SHOWN.
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/00, including sales charges

================================================================================
CLASS A SHARES

Inception  (12/30/98)           99.84%

1 year                          94.69*

*105.93% excluding sales charges


CLASS B SHARES

Inception  (11/12/99)            8.94%*

*13.94% excluding CDSC

Total return is cumulative total return that has not been annualized.

CLASS C SHARES

Inception (11/12/99)            12.94%*

* 13.94% excluding CDSC

Total return is cumulative total return that has not been annualized.

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

Past performance cannot guarantee comparable future results.
================================================================================

          See important fund and index disclosures inside front cover.

                         AIM MID CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



CAN YOU DESCRIBE THE FUND'S ALTERNATIVE INVESTMENT STRATEGY?
The fund may employ short selling and leveraging. While the fund owns the stocks of companies expected to experience rapid earnings growth, it can borrow the stocks of firms expected to experience declining earnings. These borrowed stocks (short positions) are later sold, with the intention of buying them at an anticipated lower price. We believe a mixed portfolio of owned and borrowed stocks (long and short positions) can potentially protect the fund during market downturns while allowing it to take advantage of rallies. Leveraging involves borrowing money, usually to buy additional stocks.

HOW WAS THE FUND STRUCTURED AT THE END OF THE REPORTING PERIOD?
As of January 31, 2000, the fund owned more than 125 stocks and had 25 short positions. Mid-cap stocks made up about 70% of the fund's long positions while large-cap stocks made up 24%.

WHAT TECHNOLOGY STOCKS DID YOU LIKE?
Tech stocks in the portfolio included Kopin, the fund's top holding. The company makes semiconductor wafers used in the manufacture of integrated circuits for wireless and fiber telecommunications products. Advanced Fibre Communications, the fund's second-largest holding, makes products that give telephone companies and other telecommunications providers a cost-effective method of delivering voice, video and data signals to small and medium-sized service areas. National Information Consortium creates Web sites that allow people and companies to transact business with government agencies.
    Other tech stocks the fund owned were SanDisk, which makes computer-memory storage devices; Scientific-Atlanta, which manufactures set-top boxes for receiving cable-television programing; and SDL, which sells semiconductor equipment to operators of fiber-opmtic, cable-television and satellite-communications systems.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
Cooper Cameron makes safety devices and other equipment for the oil and gas industry while Jones Pharma distributes specialty pharmaceutical products.

WHAT IS YOUR OUTLOOK?
The unprecedented economic expansion of the past few years has helped push stock-market indexes to record heights. Over the near term, we expect healthy economic growth to continue. While such a trend would seemingly bode well for stocks, it could contribute to volatility in the market, especially if the Fed deems that the economy is growing too rapidly. On February 2, shortly after the close of the reporting period, the central bank raised the federal funds rate to 5.75%. Although by no means a certainty, it appears that the Fed is poised to raise interest rates again in the months ahead to slow economic growth and forestall inflation. Uncertainty about the Fed's direction could have an unsettling effect on the stock market.
    However, we remain optimistic about the long-term prospects for mid-cap stocks because of their attractive prices and the encouraging earnings-growth projections for many mid-cap companies.


PORTFOLIO COMPOSITION

As of 1/31/00, based on total net assets

===================================================================================================================================
TOP 10 STOCK HOLDINGS                     TOP 10 INDUSTRIES                               TOP 10 SHORT POSITIONS
-----------------------------------------------------------------------------------------------------------------------------------
  1. Kopin Corp.                1.18%       1. Computers (Software & Services)  22.80%      1. Waters Corp.                  0.99%
  2. Advanced Fibre                         2. Electronics (Semiconductors)      8.09       2. Rambus, Inc.                  0.95
     Communications, Inc.       1.16
  3. National Information                   3. Oil & Gas (Drilling & Equipment)  6.75       3. Guidant Corp.                 0.82
     Consortium, Inc.           1.13
  4. SanDisk Corp               1.13        4. Communications Equipment          5.72       4. Chemdex Corp.                 0.82
  5. Scientific-Atlanta, Inc.   1.10        5. Broadcasting (Television,                    5. Tidewater, Inc.               0.69
                                               Radio & Cable)                    3.63
  6. SDL, Inc.                  1.07        6. Electrical Equipment              3.12       6. Quintiles Transnational Corp. 0.69
  7. Jones Pharma, Inc.         1.06        7. Health Care (Drugs--Generic
                                                 & other)                        2.77       7. IDEC Pharmaceuticals Corp.    0.58
  8. Cooper Cameron Corp.       1.06        8. Computers (Peripherals)           2.47       8. Profit Recovery Group
                                                                                               International, Inc. (The)     0.58
  9. OnDisplay, Inc.            1.05        9. Equipment (Semiconductors)        2.26       9. Gap, Inc. (The)               0.58
 10. Mercury Interactive Corp.  1.05       10. Computers (Networking)            2.17      10. Stryker Corp.                 0.53

Keep in mind that the fund's portfolio is subject to change and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================


          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

January 31, 2000
(UNAUDITED)

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-86.07%

AUTO PARTS & EQUIPMENT-0.79%

Danaher Corp.                            20,000   $    862,500
--------------------------------------------------------------
Lear Corp.(a)                            36,000      1,010,250
--------------------------------------------------------------
                                                     1,872,750
--------------------------------------------------------------

BANKS (REGIONAL)-0.35%

Zions Bancorp                            14,000        827,750
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.63%

Adelphia Communications Corp.(a)         19,700      1,303,894
--------------------------------------------------------------
Hispanic Broadcasting Corp.(a)           22,400      2,328,200
--------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                        20,400      2,185,350
--------------------------------------------------------------
USA Networks, Inc.(a)                    25,500      1,265,437
--------------------------------------------------------------
Westwood One, Inc.(a)                    25,000      1,521,875
--------------------------------------------------------------
                                                     8,604,756
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-5.72%

ADC Telecommunications, Inc.(a)          24,100      1,589,094
--------------------------------------------------------------
Comverse Technology, Inc.(a)             12,000      1,720,500
--------------------------------------------------------------
Copper Mountain Networks, Inc.(a)        25,800      1,425,450
--------------------------------------------------------------
Ditech Communications Corp.(a)           13,700      1,611,462
--------------------------------------------------------------
Finisar Corp.(a)                         16,500        999,281
--------------------------------------------------------------
Gilat Satellite Networks Ltd.
  (Israel)(a)                            15,400      1,643,950
--------------------------------------------------------------
Polycom, Inc.(a)                         33,000      1,992,375
--------------------------------------------------------------
Scientific-Atlanta, Inc.                 33,800      2,604,712
--------------------------------------------------------------
                                                    13,586,824
--------------------------------------------------------------

COMPUTERS (NETWORKING)-1.95%

Emulex Corp.(a)                          12,800      1,280,000
--------------------------------------------------------------
Extreme Networks, Inc.(a)                18,400      1,557,100
--------------------------------------------------------------
VeriSign, Inc.(a)                        11,200      1,794,800
--------------------------------------------------------------
                                                     4,631,900
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.47%

Adaptec, Inc.(a)                         33,100      1,733,612
--------------------------------------------------------------
QLogic Corp.(a)                           9,500      1,452,906
--------------------------------------------------------------
SanDisk Corp.(a)                         20,000      2,677,500
--------------------------------------------------------------
                                                     5,864,018
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-21.95%

Adobe Systems, Inc.                      21,800      1,200,362
--------------------------------------------------------------
Advanced Fibre Communications,
  Inc.(a)                                75,000      2,760,937
--------------------------------------------------------------
Alteon Websystems, Inc.(a)               11,100      1,091,962
--------------------------------------------------------------
Aspect Development, Inc.(a)              23,500      1,574,500
--------------------------------------------------------------
BEA Systems, Inc.(a)                     20,800      1,567,800
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

BindView Development Corp.(a)            19,200   $    883,200
--------------------------------------------------------------
Broadbase Software, Inc.(a)              19,600      1,727,250
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                       16,600      1,828,853
--------------------------------------------------------------
Electronics for Imaging, Inc.(a)         27,600      1,293,750
--------------------------------------------------------------
Entrust Technologies, Inc.               24,000      1,137,000
--------------------------------------------------------------
FreeMarkets, Inc.(a)                      4,700      1,076,300
--------------------------------------------------------------
Go2Net, Inc.(a)                          26,700      2,149,350
--------------------------------------------------------------
HomeStore.com, Inc.(a)                   15,000      1,463,437
--------------------------------------------------------------
Inktomi Corp.(a)                         23,200      2,306,950
--------------------------------------------------------------
IONA Technologies PLC-ADR
  (Ireland)(a)                           39,500      1,876,250
--------------------------------------------------------------
J.D. Edwards & Co.(a)                    64,800      1,931,850
--------------------------------------------------------------
Lycos, Inc.(a)                           27,700      2,034,219
--------------------------------------------------------------
Macrovision Corp.(a)                     13,400      1,255,412
--------------------------------------------------------------
Mercury Interactive Corp.(a)             22,800      2,493,750
--------------------------------------------------------------
Micromuse, Inc.(a)                       10,400      1,697,150
--------------------------------------------------------------
OnDisplay, Inc.(a)                       31,000      2,499,375
--------------------------------------------------------------
Orbotech, Ltd. (Israel)(a)               21,100      1,603,600
--------------------------------------------------------------
Portal Software, Inc.(a)                 37,200      1,846,050
--------------------------------------------------------------
Preview Systems, Inc.(a)                 30,500      1,494,500
--------------------------------------------------------------
QRS Corp.(a)                             11,600        838,100
--------------------------------------------------------------
Rational Software Corp.(a)               33,400      1,736,800
--------------------------------------------------------------
RealNetworks, Inc.(a)                    15,500      2,436,406
--------------------------------------------------------------
Software.com, Inc.(a)                    12,300        834,862
--------------------------------------------------------------
Telescan, Inc.(a)                        78,200      1,671,525
--------------------------------------------------------------
Verio, Inc.(a)                           27,900      1,796,062
--------------------------------------------------------------
WebTrends Corp.(a)                       23,000      1,980,875
--------------------------------------------------------------
                                                    52,088,437
--------------------------------------------------------------

ELECTRIC COMPANIES-0.99%

Montana Power Co. (The)                  57,800      2,340,900
--------------------------------------------------------------
ELECTRICAL EQUIPMENT-3.12%

American Power Conversion Corp.(a)       42,000      1,158,937
--------------------------------------------------------------
CommScope, Inc.(a)                       32,650      1,242,741
--------------------------------------------------------------
Cree, Inc.(a)                            24,800      2,334,300
--------------------------------------------------------------
Molex, Inc.-Class A                      33,500      1,281,375
--------------------------------------------------------------
Sanmina Corp.(a)                         13,000      1,381,250
--------------------------------------------------------------
                                                     7,398,603
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-8.09%

Amkor Technology, Inc.(a)                39,100      1,241,425
--------------------------------------------------------------
Atmel Corp.(a)                           46,100      1,431,981
--------------------------------------------------------------
Burr-Brown Corp.(a)                      27,250      1,008,250
--------------------------------------------------------------
Flextronics International Ltd.
  (Singapore)(a)                         44,500      2,211,094
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

GlobeSpan, Inc.(a)                       15,900   $  1,764,900
--------------------------------------------------------------
Micrel, Inc.(a)                          19,200      1,214,400
--------------------------------------------------------------
Microchip Technology, Inc.(a)            11,700        735,637
--------------------------------------------------------------
RF Micro Devices, Inc.(a)                30,100      2,438,100
--------------------------------------------------------------
SDL, Inc.(a)                              9,800      2,540,037
--------------------------------------------------------------
Semtech Corp.(a)                         23,200      1,392,000
--------------------------------------------------------------
St Assembly Test Services Ltd.-ADR
  (Singapore)(a)                         44,300      1,705,550
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)            8,600        374,100
--------------------------------------------------------------
Xilinx, Inc.(a)                          25,100      1,148,325
--------------------------------------------------------------
                                                    19,205,799
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.26%

Credence Systems Corp.(a)                20,000      1,697,500
--------------------------------------------------------------
Lam Research Corp.(a)                    13,000      1,623,375
--------------------------------------------------------------
Novellus Systems, Inc.(a)                41,600      2,043,600
--------------------------------------------------------------
                                                     5,364,475
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.01%

MGIC Investment Corp.                    22,000      1,024,375
--------------------------------------------------------------
SEI Investments Co.                      13,200      1,376,100
--------------------------------------------------------------
                                                     2,400,475
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.56%

Park Place Entertainment Corp.(a)       126,700      1,330,350
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.00%

Allergan, Inc.                           41,800      2,382,600
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.77%

Forest Laboratories, Inc.-Class
  A(a)                                   32,100      2,166,750
--------------------------------------------------------------
Jones Pharma Inc.                        43,400      2,519,913
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   45,400      1,895,450
--------------------------------------------------------------
                                                     6,582,113
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.01%

Bausch & Lomb, Inc.                      18,300      1,134,600
--------------------------------------------------------------
Biomet, Inc.                             31,500      1,254,094
--------------------------------------------------------------
                                                     2,388,694
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.60%

Lincare Holdings, Inc.(a)                40,400      1,431,675
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.54%

Radian Group Inc.                        31,600      1,273,875
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.33%

Knight/Trimark Group, Inc.-Class
  A(a)                                   24,500        774,813
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
LEISURE TIME (PRODUCTS)-1.05%

Harley-Davidson, Inc.                    35,400   $  2,484,638
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.18%

Kopin Corp.(a)                           39,900      2,807,963
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.49%

Millipore Corp.                          44,400      1,900,875
--------------------------------------------------------------
Zebra Technologies Corp.-Class A(a)      27,700      1,639,494
--------------------------------------------------------------
                                                     3,540,369
--------------------------------------------------------------

NATURAL GAS-0.87%

Dynegy, Inc.                             66,600      2,064,600
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-6.75%

BJ Services Co.(a)                       40,800      1,749,300
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  50,600      2,504,700
--------------------------------------------------------------
ENSCO International Inc.                 85,400      1,953,525
--------------------------------------------------------------
Nabors Industries, Inc.(a)               52,600      1,558,275
--------------------------------------------------------------
R&B Falcon Corp.(a)                     139,100      1,764,831
--------------------------------------------------------------
Rowan Companies, Inc.(a)                 59,700      1,354,444
--------------------------------------------------------------
Smith International, Inc.(a)             34,400      1,765,150
--------------------------------------------------------------
Transocean Sedco Forex Inc.              53,200      1,692,425
--------------------------------------------------------------
Weatherford International, Inc.(a)       44,400      1,667,775
--------------------------------------------------------------
                                                    16,010,425
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.36%

EOG Resources, Inc.                      53,400        847,725
--------------------------------------------------------------

RAILROADS-0.89%

Kansas City Southern Industries,
  Inc.                                   30,600      2,117,138
--------------------------------------------------------------

RESTAURANTS-0.49%

Outback Steakhouse, Inc.(a)              46,950      1,162,013
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.83%

Dollar Tree Stores, Inc.(a)              24,900      1,097,156
--------------------------------------------------------------
Ross Stores, Inc.                        68,200        869,550
--------------------------------------------------------------
                                                     1,966,706
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.81%

BJ's Wholesale Club, Inc.(a)             55,100      1,928,500
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.87%

Bed Bath & Beyond, Inc.(a)               21,700        589,969
--------------------------------------------------------------
Tiffany & Co.                            17,300      1,280,200
--------------------------------------------------------------
Williams-Sonoma, Inc.(a)                 42,500      1,346,719
--------------------------------------------------------------
Zale Corp.(a)                            34,200      1,222,650
--------------------------------------------------------------
                                                     4,439,538
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.58%

American Eagle Outfitters, Inc.(a)       30,250      1,098,453
--------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)           51,000      1,217,625
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Talbots, Inc. (The)                      40,200   $  1,424,588
--------------------------------------------------------------
                                                     3,740,666
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.35%

Lamar Advertising Co.(a)                 33,500      1,963,938
--------------------------------------------------------------
Young & Rubicam Inc.                     23,100      1,244,513
--------------------------------------------------------------
                                                     3,208,451
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.17%

Ariba, Inc.(a)                              500         81,313
--------------------------------------------------------------
National Information Consortium,
  Inc.(a)                                61,300      2,689,538
--------------------------------------------------------------
                                                     2,770,851
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.67%

Clarent Corp.(a)                         15,500      1,344,625
--------------------------------------------------------------
Critical Path, Inc.(a)                   19,500      1,249,219
--------------------------------------------------------------
Safeguard Scientifics, Inc.(a)            9,700      1,377,400
--------------------------------------------------------------
                                                     3,971,244
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.10%

CSG Systems International, Inc.(a)       42,100      1,591,906
--------------------------------------------------------------
DST Systems, Inc.(a)                     28,400      1,764,350
--------------------------------------------------------------
Fiserv, Inc.(a)                          48,300      1,639,181
--------------------------------------------------------------
                                                     4,995,437
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.47%

Western Wireless Corp.-Class A(a)        20,500      1,117,250
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.40%

Primus Telecommunications Group,
  Inc.(a)                                29,700        948,544
--------------------------------------------------------------

TELEPHONE-0.83%

RCN Corp.(a)                             33,000      1,961,438
--------------------------------------------------------------

TEXTILES (APPAREL)-0.77%

Jones Apparel Group, Inc.(a)             83,001      1,826,022
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $196,449,673)                                204,260,325
--------------------------------------------------------------

PREFERRED STOCKS-0.32%

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.32%

Kerr-McGee Corp.-5.50% Pfd. DECS
  (Cost $719,785)                        21,000        750,750
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
CORPORATE CONVERTIBLE BONDS-0.96%

COMPUTERS (NETWORKING)-0.22%

Exodus Communications, Inc., Conv.
  Bonds 4.75%, 07/15/08 (Acquired
  12/02/99; Cost $310,000)(b)        $  310,000        538,904
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-0.74%

Rational Software Corp., Conv.
  Bonds 5.00%, 02/01/07 (Acquired
  01/28/00; Cost $1,787,875)(b)      $1,780,000   $  1,753,300
--------------------------------------------------------------
    Total Corporate Convertible
      Bonds & Notes (Cost
      $2,097,875)                                    2,292,204
--------------------------------------------------------------

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS
  PURCHASED-2.42%

CALLS-0.20%

  Lycos, Inc.
    (Computers-
    Software &
    Services)                285    $   90      Apr-00          185,250
-----------------------------------------------------------------------
  Mirage Resorts,
    Inc. (Gaming,
    Lottery &
    Parimutuel
    Companies)             1,898        15      Feb-00           47,450
-----------------------------------------------------------------------
  Morgan Stanley
    Cyclical Index
    (Investments)            270       590      Mar-00           62,438
-----------------------------------------------------------------------
  Network Associates,
    Inc. (Computers-
    Software &
    Services)              1,123        30      Feb-00           77,206
-----------------------------------------------------------------------
  OSX Index (Oil &
    Gas-Services)            450        90      Feb-00          106,875
-----------------------------------------------------------------------
                                                                479,219
-----------------------------------------------------------------------

PUTS-2.22%

S&P 500 Index                344     1,375      Feb-00          709,500
                             341     1,400      Feb-00        1,005,950
                             180     1,375      Mar-00          600,750
                             372     1,400      Mar-00        1,564,725
                             200     1,450      Mar-00        1,390,000
-----------------------------------------------------------------------
                                                              5,270,925
-----------------------------------------------------------------------
    Total Options Purchased
      (Cost $6,188,781)                                       5,750,144
-----------------------------------------------------------------------

                                        SHARES
MONEY MARKET FUNDS-12.66%

STIC Liquid Assets Portfolio(c)       15,018,026     15,018,026
---------------------------------------------------------------
STIC Prime Portfolio(c)               15,018,026     15,018,026
---------------------------------------------------------------
    Total Money Market Funds (Cost
      $30,036,052)                                   30,036,052
---------------------------------------------------------------
TOTAL INVESTMENTS-102.43% (Cost
  $235,492,166)                                     243,089,475
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(2.43%)                                     (5,760,387)
---------------------------------------------------------------
NET ASSETS-100.00%                                 $237,329,088
===============================================================

                                          SHARES
                                           SOLD      MARKET
                                          SHORT       VALUE
SECURITIES SOLD SHORT(d)

Abercrombie & Fitch Co.-Class A           45,000   $   961,875
--------------------------------------------------------------
Blyth Industries, Inc.                    27,000       632,813
--------------------------------------------------------------
Cardinal Health, Inc.                     21,200     1,013,625
--------------------------------------------------------------
Chemdex Corp.                             19,900     1,940,250
--------------------------------------------------------------
Equifax, Inc.                             26,300       565,450
--------------------------------------------------------------
Gap, Inc. (The)                           30,600     1,367,438
--------------------------------------------------------------
Globalstar Telecommunications Ltd.        34,500     1,136,344
--------------------------------------------------------------
Guidant Corp.                             37,000     1,947,125
--------------------------------------------------------------
IDEC Pharmaceuticals Corp.                11,000     1,388,063
--------------------------------------------------------------
Newell Rubbermaid, Inc.                   28,500       855,000
--------------------------------------------------------------
Polaroid Corp.                            13,750       326,562
--------------------------------------------------------------
Profit Recovery Group International,
  Inc. (The)                              50,800     1,377,950
--------------------------------------------------------------
Progressive Corp. (The)                   9,200        572,700
--------------------------------------------------------------

                                          SHARES
                                           SOLD      MARKET
                                          SHORT       VALUE
SECURITIES SOLD SHORT(d)-(CONTINUED)

Quintiles Transnational Corp.             61,900   $ 1,636,481
--------------------------------------------------------------
Rambus, Inc.                              30,000     2,261,250
--------------------------------------------------------------
Royal Caribbean Cruises Ltd.              25,000     1,235,937
--------------------------------------------------------------
SafeScience, Inc.                         1,000         14,188
--------------------------------------------------------------
Stryker Corp.                             20,000     1,260,000
--------------------------------------------------------------
Sunrise Technologies International, Inc.  35,000       249,375
--------------------------------------------------------------
Tech Data Corp.                           32,000       713,000
--------------------------------------------------------------
Tidewater Inc.                            58,000     1,649,375
--------------------------------------------------------------
Tyco International Ltd.                   2,250         96,187
--------------------------------------------------------------
VISX, Inc.                                37,600     1,066,900
--------------------------------------------------------------
Waters Corp.                              31,700     2,341,837
--------------------------------------------------------------
Whole Foods Market, Inc.                  2,900        133,400
--------------------------------------------------------------
                                                   $26,743,125
==============================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
DECS  - Dividend Enhanced Convertible Stock
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities represented 0.96% of the Fund's net assets.
(c) The money market fund has the same investment advisor as the Fund.
(d) Collateral on short sales was segregated by the fund in the amount of $30,907,530 which represents 115.57% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(UNAUDITED)

ASSETS:
Investments, at market value (cost
  $235,492,166)                              $243,089,475
---------------------------------------------------------
Receivables for:
  Investments sold                              4,922,935
---------------------------------------------------------
  Short positions covered                          22,952
---------------------------------------------------------
  Investments sold short                       25,961,005
---------------------------------------------------------
  Fund shares sold                             13,388,325
---------------------------------------------------------
  Interest on short positions                      52,459
---------------------------------------------------------
  Amount due from advisor                           1,438
---------------------------------------------------------
  Dividends and interest                          152,673
---------------------------------------------------------
Investment for deferred compensation plan           5,817
---------------------------------------------------------
Other assets                                      120,669
---------------------------------------------------------
    Total assets                              287,717,748
=========================================================

LIABILITIES:

Payables for:
  Investments purchased                        22,545,492
---------------------------------------------------------
  Fund shares repurchased                         524,975
---------------------------------------------------------
  Amount due to broker                            197,287
---------------------------------------------------------
  Deferred compensation plan                        5,817
---------------------------------------------------------
  Dividends on short positions                      8,728
---------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $25,961,005)      26,743,125
---------------------------------------------------------
Accrued administrative services fees                4,235
---------------------------------------------------------
Accrued distribution fees                         113,041
---------------------------------------------------------
Accrued trustees' fees                                513
---------------------------------------------------------
Accrued transfer agent fees                        18,629
---------------------------------------------------------
Accrued operating expenses                        226,818
---------------------------------------------------------
    Total liabilities                          50,388,660
---------------------------------------------------------
Net assets applicable to shares outstanding  $237,329,088
=========================================================

NET ASSETS:

Class A                                      $117,211,387
=========================================================
Class B                                      $ 89,131,556
=========================================================
Class C                                      $ 30,986,145
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         5,769,706
=========================================================
Class B                                         4,391,423
=========================================================
Class C                                         1,526,742
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      20.31
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.31 / 94.50%)     $      21.49
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      20.30
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.30
=========================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 2000
(UNAUDITED)

INVESTMENT INCOME:
Interest                                      $   319,642
---------------------------------------------------------
Dividend                                          244,017
---------------------------------------------------------
    Total investment income                       563,659
---------------------------------------------------------

EXPENSES:

Advisory fees                                     370,827
---------------------------------------------------------
Administrative services fees                       22,184
---------------------------------------------------------
Professional fees                                  50,695
---------------------------------------------------------
Custodian fees                                     13,102
---------------------------------------------------------
Transfer agent fees-Class A                        20,547
---------------------------------------------------------
Transfer agent fees-Class B                        16,924
---------------------------------------------------------
Transfer agent fees-Class C                         5,570
---------------------------------------------------------
Trustees' fees                                      3,420
---------------------------------------------------------
Distribution fees-Class A                          54,874
---------------------------------------------------------
Distribution fees-Class B                          98,899
---------------------------------------------------------
Distribution fees-Class C                          32,549
---------------------------------------------------------
Registration and filing fees                       71,118
---------------------------------------------------------
Dividends on short sales                           14,134
---------------------------------------------------------
Other                                              11,039
---------------------------------------------------------
    Total expenses                                785,882
---------------------------------------------------------
Less: Expenses paid indirectly                     (1,658)
---------------------------------------------------------
    Fees waived by advisor                       (153,322)
---------------------------------------------------------
    Net expenses                                  630,902
---------------------------------------------------------
Net investment income (loss)                      (67,243)
=========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, SECURITIES SOLD
  SHORT, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         6,764,615
---------------------------------------------------------
  Futures contracts                                (3,973)
---------------------------------------------------------
  Securities sold short                          (166,548)
---------------------------------------------------------
  Option contracts written                     (1,400,152)
---------------------------------------------------------
                                                5,193,942
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         6,777,046
---------------------------------------------------------
  Securities sold short                          (783,954)
---------------------------------------------------------
  Option contracts written                          3,919
---------------------------------------------------------
                                                5,997,011
---------------------------------------------------------
Net gain from investment securities,
  securities sold short, futures and option
  contracts                                    11,190,953
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $11,123,710
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2000 and the period December 30, 1998 (date operations commenced) through July 31, 1999
(UNAUDITED)

                                                              JANUARY 31,     JULY 31,
                                                                  2000          1999
                                                              ------------   ----------
OPERATIONS:

  Net investment income (loss)                                $    (67,243)  $  (12,670)
---------------------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short, futures and option contracts                     5,193,942      454,839
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, securities sold short and option contracts       5,997,011      818,178
---------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        11,123,710    1,260,347
---------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (50,836)          --
---------------------------------------------------------------------------------------
  Class B                                                          (21,194)          --
---------------------------------------------------------------------------------------
  Class C                                                           (6,683)          --
---------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (685,178)          --
---------------------------------------------------------------------------------------
  Class B                                                           (9,187)          --
---------------------------------------------------------------------------------------
  Class C                                                           (2,919)          --
---------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      106,347,599    3,529,528
---------------------------------------------------------------------------------------
  Class B                                                       85,851,932           --
---------------------------------------------------------------------------------------
  Class C                                                       29,991,969           --
---------------------------------------------------------------------------------------
    Net increase in net assets                                 232,539,213    4,789,875
---------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            4,789,875           --
---------------------------------------------------------------------------------------
  End of period                                               $237,329,088   $4,789,875
---------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $225,721,028   $3,529,528
---------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (145,956)          --
---------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures and option
    contracts                                                    4,938,827      442,169
---------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    securities sold short and option contracts                   6,815,189      818,178
---------------------------------------------------------------------------------------
                                                              $237,329,088   $4,789,875
=======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class B shares and Class C shares commenced sales on November 12, 1999. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, quality, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
 C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Securities Sold Short -- When the Fund sells common stock short, an amount equal to the proceeds of the sales is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund is required to segregate cash or securities as collateral at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The amount segregated as collateral deposits will not at any time exceed 25% of the Fund's net assets. Dividend expense on short sales is recorded on ex-dividend date.
F. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
      An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover. The Fund will not write options if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 50% of the total assets of the Fund.
G. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee comprised of two components. The Fund pays AIM a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. Prior to January 1, 2000, the advisory fee was 1.00% of the Fund's average daily net assets. During the six months ended January 31, 2000, AIM waived fees of $153,322.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2000, AIM was paid $22,184 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended January 31, 2000, AFS was paid $20,025 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $54,874, $98,899 and $32,549, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $282,036, from sales of the Class A shares of the Fund during the six months ended January 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2000, AIM Distributors received $2,480 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended January 31, 2000, the Fund paid legal fees of $1,580 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended January 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $368 and $1,290, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,658 during the six months ended January 31, 2000.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. Commitment fees paid by the Fund for the six months ended January 31, 2000 were $1,423.
  During the six months ended January 31, 2000 the Fund did not borrow under the line of credit.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2000 was $235,432,661 and $45,004,379, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities and securities sold short, for tax purposes, as of January 31, 2000 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                      $ 18,542,026
---------------------------------------------------------
  Securities sold short                         1,348,026
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (10,951,977)
---------------------------------------------------------
  Securities sold short                        (2,130,146)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  6,807,929
=========================================================
Cost of investments for tax purposes is $235,499,426.
Proceeds from securities sold short is the same for tax
and financial statement reporting purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2000 and the year ended July 31, 1999 were as follows:

                                                                  JANUARY 31, 2000           JULY 31, 1999
                                                              -------------------------   --------------------
                                                                SHARES        AMOUNT      SHARES      AMOUNT
                                                              ----------   ------------   -------   ----------
Sold:
  Class A                                                      5,747,100   $111,904,786   331,198   $3,867,041
--------------------------------------------------------------------------------------------------------------
  Class B*                                                     4,415,608     86,333,021        --           --
--------------------------------------------------------------------------------------------------------------
  Class C*                                                     1,599,193     30,440,034        --           --
--------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         39,350        706,145        --           --
--------------------------------------------------------------------------------------------------------------
  Class B*                                                         1,106         21,545        --           --
--------------------------------------------------------------------------------------------------------------
  Class C*                                                           511          9,927        --           --
--------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (320,225)    (6,263,332)  (27,717)    (337,513)
--------------------------------------------------------------------------------------------------------------
  Class B*                                                       (25,291)      (502,634)       --           --
--------------------------------------------------------------------------------------------------------------
  Class C*                                                       (72,962)      (457,992)       --           --
--------------------------------------------------------------------------------------------------------------
                                                              11,384,390   $222,191,500   303,481   $3,529,528
==============================================================================================================

* Class B and Class C commenced sales on November 12, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended January 31, 2000 and during the period December 30, 1998 (date operations commenced) through July 31, 1999, for a share of Class B outstanding during the period November 12, 1999 (date sales commenced) through January 31, 2000 and for a share of Class C outstanding during the period November 12, 1999 (date sales commenced) through January 31, 2000.

                                                                     CLASS A
                                                              ----------------------
                                                              JANUARY 31,   JULY 31,
                                                                 2000         1999
                                                              -----------   --------
Net asset value, beginning of period                           $  15.78     $ 10.00
------------------------------------------------------------   --------     -------
Income from investment operations:
  Net investment income (loss)                                     0.01       (0.04)
------------------------------------------------------------   --------     -------
  Net gains on securities (both realized and unrealized)           6.42        5.82
------------------------------------------------------------   --------     -------
    Total from investment operations                               6.43        5.78
------------------------------------------------------------   --------     -------
Distributions to shareholders:
  From net investment income                                      (0.02)         --
------------------------------------------------------------   --------     -------
  From net realized capital gains on investments                  (1.88)         --
------------------------------------------------------------   --------     -------
    Total distributions                                           (1.90)         --
------------------------------------------------------------   --------     -------
Net asset value, end of period                                 $  20.31     $ 15.78
============================================================   ========     =======
Total return(a)                                                   42.37%      57.80%
============================================================   ========     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $117,211     $ 4,790
============================================================   ========     =======
Ratio of expense to average net assets including interest
  expense and dividends on short sales expense:
  With fee waivers                                                 1.88%(c)    2.28%(b)
------------------------------------------------------------   --------     -------
  Without fee waivers                                              2.41%(c)    7.55%(b)
============================================================   ========     =======
Ratio of expenses to average net assets excluding interest
  expense and dividends on short sales expense:
  With fee waivers                                                 1.83%(c)    2.20%(b)
------------------------------------------------------------   --------     -------
  Without fee waivers                                              2.36%(c)    7.47%(b)
============================================================   ========     =======
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.05%(c)    0.08%(b)
============================================================   ========     =======
Ratio of net investment income (loss) to average net assets        0.08%(c)   (0.79)%(b)
============================================================   ========     =======
Portfolio turnover rate                                              97%        135%
============================================================   ========     =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Annualized.
(c) Ratios are annualized and based on average net assets of $31,186,181.

                                                                CLASS B       CLASS C
                                                              -----------   -----------
                                                              JANUARY 31,   JANUARY 31,
                                                                 2000          2000
                                                              -----------   -----------
Net asset value, beginning of period                            $ 17.83       $ 17.83
------------------------------------------------------------    -------       -------
Income from investment operations:
  Net investment income (loss)                                    (0.01)        (0.01)
------------------------------------------------------------    -------       -------
  Net gains on securities (both realized and unrealized)           2.49          2.49
------------------------------------------------------------    -------       -------
    Total from investment operations                               2.48          2.48
------------------------------------------------------------    -------       -------
Distributions to shareholders:
  From net investment income                                      (0.01)        (0.01)
------------------------------------------------------------    -------       -------
  From net realized capital gains on investments                     --            --
------------------------------------------------------------    -------       -------
    Total distributions                                           (0.01)        (0.01)
------------------------------------------------------------    -------       -------
Net asset value, end of period                                  $ 20.30       $ 20.30
============================================================    =======       =======
Total return(a)                                                   13.94%        13.94%
============================================================    =======       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $89,132       $30,986
============================================================    =======       =======
Ratio of expense to average net assets including interest
  expense and dividends on short sales expense:
  With fee waivers                                                 2.58%(b)      2.58%(b)
------------------------------------------------------------    -------       -------
  Without fee waivers                                              3.11%(b)      3.11%(b)
============================================================    =======       =======
Ratio of expenses to average net assets excluding interest
  expense and dividends on short sales expense:
  With fee waivers                                                 2.53%(b)      2.53%(b)
------------------------------------------------------------    -------       -------
  Without fee waivers                                              3.06%(b)      3.06%(b)
============================================================    =======       =======
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.05%(b)      0.05%(b)
============================================================    =======       =======
Ratio of net investment income (loss) to average net assets       (0.62)%(b)     (0.62)%(b)
============================================================    =======       =======
Portfolio turnover rate                                              97%           97%
============================================================    =======       =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $44,687,480 and $14,707,293 for Class B and Class C, respectively.

PROXY RESULTS
(UNAUDITED)

A meeting of shareholders of certain portfolios of AIM Special Opportunities Funds (the "Trust"), was held on December 20, 1999. The meeting was held for the following purposes:

(1) To elect Trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc. with respect to AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund, each a portfolio of the Trust (each a "Fund," and collectively, the "Funds").

(3) To approve amending the Funds' fundamental investment restrictions.

(4) To approve changing the Funds' investment objectives from fundamental policies to non-fundamental policies.

(5) To ratify the selection of KPMG LLP as independent accountants for each of the Funds for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                    VOTES     WITHHELD/
        TRUSTEE/MATTER                                                VOTES FOR    AGAINST   ABSTENTIONS
        --------------                                                ----------   -------   -----------
(1)     Charles T. Bauer............................................  13,630,194     7,836      417,409
        Bruce L. Crockett...........................................  13,652,468     7,836      395,134
        Owen Daly II................................................  13,635,704     7,836      411,899
        Edward K. Dunn, Jr..........................................  13,649,355     7,836      398,248
        Jack Fields.................................................  13,645,534     7,836      402,069
        Carl Frischling.............................................  13,636,947     7,836      410,656
        Robert H. Graham............................................  13,650,808     7,836      396,795
        Prema Mathai-Davis..........................................  13,645,820     7,836      401,783
        Lewis F. Pennock............................................  13,648,072     7,836      399,531
        Louis S. Sklar..............................................  13,648,207     7,836      399,395
(2)     Approval of investment advisory agreement...................     256,001       349            0
(3)(a)  Modification of Fundamental Restriction on Industry
        Concentration...............................................     256,351         0            0
(3)(b)  Modification of Fundamental Restriction on Purchasing
        Securities of Other Investment Companies....................     256,351         0            0
(3)(c)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................     256,351         0            0
(3)(d)  Modification of Fundamental Restriction on Purchasing or
        Selling Real Estate.........................................     256,351         0            0
(3)(e)  Modification of Fundamental Restriction on Purchasing or
        Selling Commodities.........................................     256,351         0            0
(3)(f)  Modification of Fundamental Restriction on Making Loans.....     256,351         0            0
(3)(g)  Modification of Fundamental Restriction on Borrowing Money
        and Issuing Senior Securities...............................     256,351         0            0
(3)(h)  Modification of Fundamental Restriction on Investing in an
        Investment Company with the Same Objectives, Policies and
        Limitations.................................................     256,351         0            0
(4)     Approval of Changing Investment Objective from Fundamental
        to Non-Fundamental..........................................     256,351         0            0
(5)     Ratification of the selection of KPMG LLP as the Trust's
        Independent Public Accountants..............................  13,508,491   152,032      386,605

BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                             A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Gary T. Crum                                 Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer
Formerly Vice Chairman, President and                                                          CUSTODIAN
Chief Operating Officer,                          Melville B. Cox
Mercantile-Safe Deposit & Trust Co.; and          Vice President                               State Street Bank and Trust Company
President, Mercantile Bankshares                                                               225 Franklin Street
                                                  Mary J. Benson                               Boston, MA 02110
Jack Fields                                       Assistant Vice President and
Chief Executive Officer                           Assistant Treasurer                          COUNSEL TO THE FUND
Texana Global, Inc.;
Formerly Member                                   Sheri Morris                                 Ballard Spahr
of the U.S. House of Representatives              Assistant Vice President and                 Andrews & Ingersoll, LLP
                                                  Assistant Treasurer                          1735 Market Street
Carl Frischling                                                                                Philadelphia, PA 19103
Partner                                           Renee A. Friedli
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                          COUNSEL TO THE TRUSTEES

Robert H. Graham                                  P. Michelle Grace                            Kramer Levin Naftalis & Frankel LLP
President and Chief Executive Officer             Assistant Secretary                          919 Third Avenue
A I M Management Group Inc.                                                                    New York, NY 10022
                                                  Nancy L. Martin
Prema Mathai-Davis                                Assistant Secretary                          DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                                  Ofelia M. Mayo                               A I M Distributors, Inc.
Lewis F. Pennock                                  Assistant Secretary                          11 Greenway Plaza
Attorney                                                                                       Suite 100
                                                  Lisa A. Moss                                 Houston, TX 77046
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Kathleen J. Pflueger
Limited Partnership                               Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS --Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS*                         A I M Management Group Inc. has
AIM Aggressive Growth Fund                  AIM Money Market Fund                       provided leadership in the mutual
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                    fund industry since 1976 and
AIM Capital Development Fund                                                            managed approximately $160 billion
AIM Constellation Fund(1)                   INTERNATIONAL GROWTH FUNDS                  in assets for more than 6.6 million
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund        shareholders, including individual
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                       investors, corporate clients and
AIM Mid Cap Equity Fund                     AIM Developing Markets Fund                 financial institutions, as of
AIM Mid Cap Growth Fund                     AIM Euroland Growth Fund(5)                 December 31, 1999.
AIM Mid Cap Opportunities Fund(2)           AIM European Development Fund                   The AIM Family of Funds
AIM Select Growth Fund                      AIM International Equity Fund               --Registered Trademark-- is
AIM Small Cap Growth Fund(3)                AIM Japan Growth Fund                       distributed nationwide, and AIM
AIM Small Cap Opportunities Fund(4)         AIM Latin American Growth Fund              today is the eighth-largest mutual
AIM Value Fund                              AIM New Pacific Growth Fund                 fund complex in the United States
AIM Weingarten Fund                                                                     in assets under management,
                                            GLOBAL GROWTH FUNDS                         according to Strategic Insight, an
                                            AIM Global Aggressive Growth Fund           independent mutual fund monitor.
GROWTH & INCOME FUNDS                       AIM Global Growth Fund
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund            GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund                AIM Global Growth & Income Fund
AIM Balanced Fund                           AIM Global Utilities Fund
AIM Basic Value Fund
AIM Charter Fund                            GLOBAL INCOME FUNDS
                                            AIM Emerging Markets Debt Fund
INCOME FUNDS                                AIM Global Government Income Fund
AIM Floating Rate Fund                      AIM Global Income Fund
AIM High Yield Fund                         AIM Strategic Income Fund
AIM High Yield Fund II
AIM Income Fund                             THEME FUNDS
AIM Intermediate Government Fund            AIM Global Consumer Products and Services Fund
AIM Limited Maturity Treasury Fund          AIM Global Financial Services Fund
                                            AIM Global Health Care Fund
TAX-FREE INCOME FUNDS                       AIM Global Infrastructure Fund
AIM High Income Municipal Fund              AIM Global Resources Fund
AIM Municipal Bond Fund                     AIM Global Telecommunications and Technology Fund(6)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Trends Fund(7)
AIM Tax-Free Intermediate Fund


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (7) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.*An investment in any AIM money market fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.


[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


AIM Distributors, Inc.                                                MCO-SAR-1